Exhibit 99.2

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of October 25, 2007, by and between Verticalnet, Inc., a Pennsylvania corporation, with headquarters located at 400 Chester Field Parkway, Malvern, Pennsylvania 19355 (the “Company”), and BravoSolution U.S.A., Inc., a Pennsylvania corporation (“Buyer”).

WHEREAS, the Company has authorized the sale and issuance of 322,007 shares (the “Shares”) of the Company’s Series C Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

WHEREAS, Buyer wishes to purchase, and the Company wishes to sell, the Shares upon the terms and conditions stated in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intended to be legally bound hereby, the parties hereto agree as follows:

1.	PURCHASE AND SALE; CLOSING; PURCHASE PRICE.

(a) Purchase and Sale of the Shares. Upon the following terms and conditions, the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company, the Shares. The Company and Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

(b) Closing. The date and time of the closing of the transactions contemplated by this Agreement (the “Closing”) shall be 10:00 a.m., New York City time, on October 31, 2007, provided that the conditions to the Closing set forth in Sections 5 and 6 below shall have been satisfied (or waived) (the “Closing Date”), at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, unless another place is agreed to in writing by the parties hereto.

(c) Purchase Price. The aggregate purchase price for the Shares to be purchased by Buyer is $824,337.92 (the “Purchase Price”).

(d) Form of Payment. On the Closing Date, Buyer shall pay the Purchase Price to the Company for the Shares to be issued and sold to Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company that:

(a) No Public Sale or Distribution. Buyer is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b) Knowledge and Experience. Buyer has knowledge and experience in financial and business matters such that Buyer is capable of evaluating the merits and risks of the investment in the Shares.

(c) Reliance on Exemptions. Buyer understands that the Shares are being offered and sold to it in reliance on exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Shares.

(d) Information. Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained herein. Buyer understands that its investment in the Shares involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(e) No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(f) Transfer or Resale. Buyer understands that the Shares and the Conversion Shares (as defined below) are restricted securities and must be held indefinitely unless they are registered under the Securities Act or an exemption from registration is available. Buyer acknowledges that it is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that Buyer has been advised that Rule 144 permits resales only under certain circumstances. Buyer understands that to the extent that Rule 144 is not available, Buyer will be unable to sell any Securities, Conversion Shares or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(g) Legends. Buyer understands that the certificates representing the Shares or the Conversion Shares shall bear any legend that is required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(h) Authorization; Validity; Enforcement. Buyer has the requisite power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents (as defined below). This Agreement has been, and when the other Transaction Documents to which Buyer is a party are executed and delivered in accordance with the terms and conditions contemplated hereby and thereby, such documents shall have been, duly and validly authorized, executed and delivered on behalf of Buyer and shall constitute the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Buyer that:

(a) Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted.

(b) Preferred Stock. The Shares shall have the rights set forth in the Statement With Respect to the Series C Preferred Stock, attached as Exhibit A hereto (the “Statement of Designation”).

(c) Issuance of Securities. The Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind other than restrictions on transfer imposed by applicable securities laws. When the shares of the Company’s Common Stock are issued upon conversion of the Shares (the “Conversion Shares”) in accordance with the terms of this Agreement and the Statement of Designation, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind, other than restrictions on transfer imposed by applicable securities laws, and the holders shall be entitled to all rights accorded to a holder of shares of Common Stock.

(d) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Statement of Designation (when filed in accordance with the terms of this Agreement) and the Registration Rights Agreement, as set forth as Exhibit B hereto (together with the Agreement, the “Transaction Documents”). The execution and delivery of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its shareholders (except for the filing of the Statement of Designation in accordance with the terms of this Agreement). This Agreement has been, and when the other Transaction Documents to which Company is a party are executed and delivered in accordance with the terms and conditions contemplated hereby and thereby, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e) Offer of Shares. The offer by the Company of the Shares is exempt from registration under the Securities Act.

(f) No General Solicitation; Placement Agent’s Fees. None of the Company, any of its affiliates, or any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses)

arising in connection with any such claim. The Company has not engaged any placement agent or other agent in connection with the sale of the Shares.

4.	COVENANTS; REGISTER; ISSUANCE AND RESERVATION OF SHARES.

(a) Disclosure of Transactions and Other Material Information. On or before 5:00 p.m., on the fourth Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K, describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Securities Exchange Act of 1934, as amended (the “8-K Filing”). The Company shall be entitled, with the prior approval of Buyer, to make any other press release or other public disclosure as is required by applicable law and regulations.

(b) Register. The Company shall maintain at its principal executive offices, a register for the Shares, in which the Company shall record the name and address of the person in whose name the Shares have been issued (including the name and address of each transferee).

(c) Issuance of Shares. On the Closing Date, the Company shall deliver to Buyer certificates representing the Shares.

(d) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon the conversion of the Shares, one hundred percent (100%) of the applicable number of shares of Common Stock as is expressly permitted to be issued from time to time upon the conversion of the Shares outstanding at the time, in accordance with the Statement of Designation.

(e) Short Sales. Buyer shall not engage in any short sale of the Common Stock.

(f) Statement of Designation. On the next business day after the date of this Agreement, the Company shall file the Statement of Designation with the Secretary of State of the Commonwealth of Pennsylvania.

(g) Conversion Cap. In the event that the aggregate number of shares of Common Stock that would be issued upon conversion of the Shares equals or exceeds the Conversion Cap (as defined in the Statement of Designation), as promptly as practicable the Company shall convene a special meeting of the Company’s shareholders to approve the issuance of shares of Common Stock upon conversion of the Shares in excess of the Conversion Cap, as required by and in accordance with the Nasdaq Marketplace Rules then in effect.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s benefit and may be waived by the Company at any time in their discretion by providing Buyer with prior written notice thereof:

(a) Buyer shall have executed and delivered to the Company each of the Transaction Documents, which shall be in full force and effect as of the Closing.

(b) Buyer shall have delivered to the Company the Purchase Price by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

(d) The Secretary of State of the Commonwealth of Pennsylvania shall have accepted the Company’s filing of the Statement of Designation.

6.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

The obligation of Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed and delivered to Buyer each of the Transaction Documents, which shall be in full force and effect as of the Closing.

(b) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) The Secretary of State of the Commonwealth of Pennsylvania shall have accepted the Company’s filing of the Statement of Designation.

7.	MISCELLANEOUS.

(a) Governing Law; Waiver of Jury Trial.

(i) This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of, the courts of the State of New York.

(ii) Any claims, actions, suits or proceedings (each, an “Action”) arising out of or relating to this Agreement or the transactions contemplated hereby shall be heard and determined in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action may be heard and determined in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the parties hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by either party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or other proceeding by the mailing of copies thereof by mail to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail; provided that nothing in this Section 7(a)(ii) shall affect the right of any party to serve legal process in any other manner permitted by law. The consent to jurisdiction set forth in this Section 7(a)(ii) shall not constitute a general consent to service of process in the State of New York and shall have no effect for any purpose except as provided in this Section 7(a)(ii). The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Without limiting the foregoing, each party agrees that service of process on such party as provided herein as to giving notice thereunder shall be deemed effective service of process on such party.

(iii) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or other equitable relief to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions of this Agreement in any court identified in Section 7(a)(ii), this being in addition to any other remedy to which they are entitled at law or in equity.

(iv) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, IN ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(a)(iv).

(b) Severability; Construction. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(ii) This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any applicable Law will be deemed to refer to such Law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein, “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant. Time is of the essence in the performance of this Agreement.

(c) Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the applicable party to whom it is directed at the addresses indicated below: If to Buyer:

At the address set forth on the signature page hereto.

If to the Company:

Verticalnet, Inc.
400 Chester Field Parkway
Malvern, PA 19355

Telephone:	(610) 640-8030
Facsimile:	(610) 240-9470
Attention:	Legal

Copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Telephone:	(215) 963-5134
Facsimile:	(215) 963-5001
Attention:	James W. McKenzie, Jr.

or, as to each of the foregoing, at such other address as shall be designated by such party in a written notice to other parties complying as to delivery with the terms of this Section 7(c). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five (5) days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the day of actual delivery by the courier.

(d) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(e) Entire Agreement. This Agreement, the Statement of Designation and the Registration Rights Agreement contain the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All Exhibits and Schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

(f) Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and delivered by means of a facsimile or portable document format (pdf) transmission. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any applicable law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

(h) Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto.

(i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares and affiliates of Buyer. Subject to the foregoing, neither the Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Stock Purchase Agreement to be duly executed as of the date first written above.

VERTICALNET, INC.

By:	/s/ Nathanael V. Lentz
Name:	Nathanael V. Lentz
Title:	President and CEO

[Buyer’s Counterpart Signature Page to Stock Purchase Agreement]

BRAVOSOLUTION U.S.A., INC.

By:	/s/ Federico Vitaletti
Name:	Federico Vitaletti
Title:	President

Address:
BravoSolution U.S.A., Inc. c/o BravoSolution S.p.A.
Via Rombon, 11
20134 Milano
Attention:	Federico Vitaletti
Chief Executive Officer
Fax: +39 02 210512242

For purposes of Section 7(c) notice, copy to (such copy not to constitute notice):

Greenberg Traurig, LLP
The Met Life Building 200 Park Avenue New York, New York 10166
Attention:	Lorenzo Borgogni, Esq.
Daniel P. Raglan, Esq.
Tel: (212) 801-9200 Fax: (212) 801-6400

EXHIBIT A

Statement of Designation

EXHIBIT B

Registration Rights Agreement